Deferred Revenue	9 Months Ended
Sep. 30, 2013
Deferred Revenue [Abstract]
Deferred Revenue Disclosure [Text Block]
Note 12 — Deferred Revenue

Deferred revenue consists of prepaid licensing revenue of approximately $1,900,000, as a result of the Arthrex Agreement, and deferred sales of approximately $2,100,000 from the purchase of Angel centrifuges and disposables by Arthrex that are warehoused by the Company for fulfillment of orders during the Transition Services period.  Revenue related to the purchase of Angel centrifuges and disposables during the Transition Services period  are recognized upon delivery to the point of sale. Revenue related to prepaid licensing is recognized on a straight-line basis over 5 years, the term of the Arthrex Agreement.  Approximately $67,000 of revenue related to the prepaid license was recognized for the nine months ended September 30, 2013.